SUPPLEMENT DATED APRIL 27, 2004



                              TO THE PROSPECTUS OF



                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                             CASH RESERVES PORTFOLIO



                             Dated January 30, 2004

                  On April 22, 2004, the Board of Trustees of the Morgan Stanley Institutional Fund Trust (the "Fund") approved the redemption of all of the shares (the "Redemption") of the Fund's Cash Reserves Portfolio (the "Portfolio"), pursuant to the Fund's Declaration of Trust. The Redemption will effectively liquidate the Portfolio. The Redemption will occur on or about May 27, 2004. A notification of the Redemption will be distributed to shareholders of the Portfolio. Effective April 30, 2004, the Fund will no longer offer shares of the Portfolio to new investors. Current shareholders of the Portfolio may continue to purchase shares of the Portfolio until the date of the Redemption.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.